TRAVELERS SERIES FUND INC.
on behalf of the
Putnam Diversified Income Portfolio
Supplement dated May 19, 1998 to
Prospectus dated February 27, 1998


The following revises and supersedes, as applicable, the discussion under "Management" with respect to the Putnam
Diversified Income Portfolio:

Jennifer Evans Leichter has been named Senior Portfolio Manager of the Putnam Diversified Income Portfolio. Ms. Leichter is a Senior Vice President and Senior Portfolio Manager High Yield Group of Putnam Investment Management, Inc. ("Putnam"). She is the Portfolio Manager for several separate accounts for institutional clients, as well as open and closed end high yield mutual funds. She joined Putnam in 1987 as a High Yield Bond Analyst with extensive experience in the industry. She is a Chartered Financial Analyst with 15 years of investment experience. Previously, Ms. Leichter was an Assistant Vice President and a High Yield Bond Analyst at Kidder Peabody from 1983 to 1987.











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